UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2004

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

UCDP FINANCE, INC.

(Exact name of Registrants as specified in its charter)

Florida Florida	59-3128514 42-1581381
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
1000 Universal Studios Plaza Orlando, FL	32819-7610
(Address of principal executive offices)	(Zip code)

(407) 363-8000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

A.	Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

B.	Supplemental Information

Vivendi Universal Entertainment LLLP ("VUE"), a non-wholly owned subsidiary of Universal Studios, Inc. ("USI"), which in turn is a non-wholly owned subsidiary of Vivendi Universal, S.A. ("Vivendi"), indirectly owns a 50% interest in our partnership. On May 11, 2004, Vivendi, Universal Studios Holding III Corp., General Electric Company ("GE"), National Broadcasting Company Holding, Inc. and National Broadcasting Company, Inc. ("NBC") closed a transaction pursuant to which Vivendi contributed its ownership interests in USI, and in certain non-U.S. affiliates of USI (excluding, in each case, assets and businesses related to the music and games businesses and certain other assets), to a subsidiary of NBC. As a result, NBC now owns a majority of the shares of, and controls, USI, and NBC owns a majority of the partnership interests in, and controls, VUE. In connection with such closing, NBC has changed is name to NBC Universal. VUE's 50% ownership interest in our partnership has not been affected by the transaction. The 50% ownership interest in our partnership held by affiliates of Blackstone Capital Partners also was not affected by the transaction.

C.    Forward-looking Information

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Current Report on Form 8-K that are not historical facts (including without limitation statements to the effect that we "believe," "expect," "anticipate," "plan," "intend," "foresee," and other similar expressions) are forward-looking statements. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. These forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions and they are subject to change based upon various factors. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD.

Date: May 13, 2004	By: /s/ Michael J. Short

Name: Michael J. Short Title: Principal Financial Officer
UCDP FINANCE, INC.

Date: May 13, 2004	By: /s/ Michael J. Short

Name: Michael J. Short Title: Treasurer (Principal Financial Officer)